Commitments and Contingencies, Minimum lease obligations (Details) $ in Millions	12 Months Ended
Dec. 31, 2017 USD ($)
Commitments and Contingencies Disclosure [Abstract]
Operating leases	TDS and its subsidiaries have leases for certain plant facilities, office space, retail store sites, cell sites, data centers and data-processing equipment which are accounted for as operating leases. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, in addition to fixed rental increases, are included in the calculation of rent expense and calculated on a straight-line basis over the defined lease term.
Operating Leases Future Minimum Payments Due
2018	$ 160
2019	149
2020	136
2021	121
2022	106
Thereafter	766
Total	1,438
Operating Leases Future Minimum Receipts
2018	80
2019	62
2020	35
2021	22
2022	9
Thereafter	6
Total	$ 216